Second Quarter 2016 Earnings Conference Call 20.3% CAGR 2011 – 2015 Consolidated ($ in millions) Exhibit 99.2

($ in millions) By Segment

Steady progress every year since 2011 Funded Debt to Adjusted EBITDA ratio down 2.6x 2.6x reduction since 2011 Note: Funded debt balances based on par value Leverage Ratio Second Quarter 2016 Earnings Conference Call

YOY Revenue Per Shipment and Revenue Per CWT +2.9% +0.5% +1.3% +1.4% Second Quarter 2016 Earnings Conference Call

YOY Volume -4.6% -6.0% -1.6% -2.4% Second Quarter 2016 Earnings Conference Call

Consolidated Adjusted EBITDA ($ in millions) -18.0M -110bps -7.4M +20bps Second Quarter 2016 Earnings Conference Call

Segment Adjusted EBITDA ($ in millions) -9.2M -8.9M -90bps -170bps Second Quarter 2016 Earnings Conference Call

EBITDA Reconciliation - Consolidated

($ in millions)

YRCW Consolidated	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	LTM 2Q 2015	LTM 2Q 2016	2Q 2015	2Q 2016
Reconciliation of Net (Loss) Income to Adjusted EBITDA									
Net (loss) income	$ (354.4)	$ (136.5)	$ (83.6)	$ (67.7)	$ 0.7	$ 11.8	$ 11.4	$ 26.0	$ 27.1
Interest expense, net	155.7	150.1	163.8	149.5	107.1	115.0	103.9	27.9	26.1
Income tax (benefit) expense	(7.5)	(15.0)	(45.9)	(16.1)	(5.1)	(0.4)	(5.9)	2.3	4.7
Depreciation and amortization	195.7	183.8	172.3	163.6	163.7	164.5	160.0	41.3	38.5
EBITDA	$ (10.5)	$ 182.4	$ 206.6	$ 229.3	$ 266.4	$ 290.9	$ 269.4	$ 97.5	$ 96.4
Adjustments for debt covenants:									
(Gains) / loss on property disposals, net	(8.2)	(9.7)	(2.2)	(11.9)	1.9	(5.0)	(10.1)	(0.7)	(11.1)
Letter of credit expense	35.2	36.3	33.9	12.1	8.8	9.2	8.7	2.2	2.1
Restructuring professional fees	44.0	3.0	12.0	4.2	0.2	3.1	0.2	-	-
Nonrecurring consulting fees	-	-	-	-	5.1	5.9	(0.8)	3.0	-
Permitted dispositions and other	6.2	(4.0)	1.7	1.8	0.4	1.9	(0.3)	0.1	(0.4)
Equity based compensation expense	0.6	3.8	5.8	14.3	8.5	8.9	9.3	3.2	2.7
Union equity awards	14.9	-	-	-	-	-	-	-	-
Restructuring transaction costs	17.8	-	-	-	-	-	-	-	-
Fair value adjustment of derivative liabilities	79.2	-	-	-	-	-	-	-	-
Amortization of ratification bonus	-	-	-	15.6	18.9	20.2	13.7	4.6	-
Non-union pension settlement	-	-	-	-	28.7	-	28.7	-	-
Equity Investment Impairment	-	30.8	-	-	-	-	-	-	-
(Gains) / loss on extinguishment of debt	(25.8)	-	-	(11.2)	0.6	0.6	-	-	-
Other, net[(a)]	5.8	(3.1)	(2.9)	(9.7)	(6.2)	(8.9)	0.6	(0.5)	1.7
Adjusted EBITDA	$ 159.2	$ 239.5	$ 254.9	$ 244.5	$ 333.3	$ 326.8	$ 319.4	$ 109.4	$ 91.4
Revenue	$ 4,868.8	$ 4,850.5	$ 4,865.4	$ 5,068.8	$ 4,832.4	$ 4,985.1	$ 4,715.5	$ 1,258.4	$ 1,207.6
Adjusted EBITDA Margin	3.3%	4.9%	5.2%	4.8%	6.9%	6.6%	6.8%	8.7%	7.6%
Funded Debt	$ 1,358.8	$ 1,381.0	$ 1,361.3	$ 1,116.2	$ 1,081.9	$ 1,089.2	$ 1,060.8		
Leverage Ratio	8.54x	5.77x	5.34x	4.57x	3.25x	3.33x	3.32x		

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA

Second Quarter 2016 Earnings Conference Call

YRC Worldwide

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EBITDA Reconciliation - Segment

($ in millions)

YRC Freight Segment	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	LTM 2Q 2015	LTM 2Q 2016	2Q 2015	2Q 2016
Reconciliation of operating income (loss) to adjusted EBITDA									
Operating (loss) income	$ (88.5)	$ (37.3)	$ (31.2)	$ 0.5	$ 18.0	$ 56.0	$ 27.8	$ 22.5	$ 28.4
Depreciation and amortization	102.9	119.8	109.1	98.0	93.1	95.7	90.9	23.3	22.3
(Gains) losses on property disposals, net	(10.5)	(9.9)	(3.0)	(15.9)	1.9	(8.4)	(10.7)	0.8	(11.2)
Letter of credit expense	28.1	29.6	25.8	8.3	6.1	6.3	5.9	1.5	1.4
Union equity awards	10.3	-	-	-	-	-	-	-	-
Nonrecurring consulting fees	-	-	-	-	5.1	5.9	(0.8)	3.0	-
Amortization of ratification bonus	-	-	-	10.0	12.2	13.0	8.9	3.0	-
Non-union pension settlement charge	-	-	-	-	28.7	-	28.7	-	-
Other, net[a]	1.4	2.7	4.5	(1.1)	2.1	(1.3)	5.3	(1.0)	3.0
Adjusted EBITDA	$ 43.7	$ 104.9	$ 105.2	$ 99.8	$ 167.2	$ 167.2	$ 156.0	$ 53.1	$ 43.9
Revenue	$ 3,203.0	$ 3,206.9	$ 3,136.8	$ 3,237.4	$ 3,055.7	$ 3,171.3	$ 2,973.6	$ 795.2	$ 755.0
Adjusted EBITDA Margin	1.4%	3.3%	3.4%	3.1%	5.5%	5.3%	5.2%	6.7%	5.8%

Regional Transportation Segment	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	LTM 2Q 2015	LTM 2Q 2016	2Q 2015	2Q 2016
Reconciliation of operating income to adjusted EBITDA									
Operating Income	$ 32.9	$ 70.0	$ 79.9	$ 66.1	$ 85.4	$ 77.3	$ 86.1	$ 37.7	$ 30.6
Depreciation and amortization	61.6	63.3	63.1	65.8	70.7	69.0	69.1	18.1	16.2
(Gains) losses on property disposals, net	(2.7)	0.7	0.6	4.0	0.2	3.6	0.6	(1.3)	0.1
Letter of credit expense	6.6	6.2	6.8	2.9	2.1	2.1	2.5	0.5	0.7
Union equity awards	4.6	-	-	-	-	-	-	-	-
Amortization of ratification bonus	-	-	-	5.6	6.7	7.2	4.8	1.6	-
Other, net[a]	0.1	-	0.1	-	0.8	-	1.1	-	0.1
Adjusted EBITDA	$ 103.1	$ 140.2	$ 150.5	$ 144.4	$ 165.9	$ 159.2	$ 164.2	$ 56.6	$ 47.7
Revenue	$ 1,554.3	$ 1,640.6	$ 1,728.6	$ 1,831.4	$ 1,776.9	$ 1,813.9	$ 1,742.6	$ 463.2	$ 452.8
Adjusted EBITDA Margin	6.6%	8.5%	8.7%	7.9%	9.3%	8.8%	9.4%	12.2%	10.5%

(a) As required under our Term Loan, other nonoperating, net, shown above does not include the impact of non-cash foreign currency gains or losses

Second Quarter 2016 Earnings Conference Call

YRC Worldwide

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